Exhibit 10.5

AMENDMENT TO THE COINBASE PRIME

BROKER AGREEMENT

This Amendment (this “Amendment”), dated as of July 29, 2026, to the Amended Restated and Consolidated Coinbase Prime Broker Agreement, dated August 22, 2025, by and between Coinbase, Inc. (“Coinbase”), on behalf of itself and as agent for Coinbase, Coinbase Custody Trust Company, LLC (“Coinbase Custody”), and, as applicable, Coinbase Credit, Inc. (“Coinbase Credit,” and collectively with Coinbase and Coinbase Custody, the “Coinbase Entities”), and the party or parties identified as a Client thereunder, and Bitwise Investment Advisers, LLC in its capacity as sponsor of the Clients (as such Coinbase Prime Broker Agreement may have been amended from time to time, the “Original Agreement”), is entered into by the Coinbase Entities and each Client identified on Schedule A hereto. Each Coinbase Entity and each Client may be individually referred to as a “Party” and collectively, the “Parties”.

WHEREAS, the Parties desire to amend the Original Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual agreement as set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties hereby agree as follows:

1.
Defined Terms. Capitalized terms used in this Amendment and not defined herein shall have the meanings assigned to such terms in the Original Agreement.
2.
Amendments.
a)
The Parties desire to amend and restate Schedule A of the Original Agreement to add the following entity:

Bitwise NEAR ETF

b)
Schedule A of the Original Agreement is amended and replaced in its entirety with Schedule A attached hereto.
c)
Each Client listed on Schedule A attached hereto shall be deemed to have entered into the Original Agreement as modified hereby on a several but not joint basis.
d)
The Parties desire to amend and restate Schedule B of the Original Agreement to add the following entity:

Bitwise NEAR ETF

e)
Schedule B of the Original Agreement is amended and replaced in its entirety with Schedule B attached hereto.
f)
Each Client listed on Schedule B attached hereto shall be deemed to have entered into the Original Agreement as modified hereby on a several but not joint basis.
g)
The Original Agreement as modified hereby shall constitute a series of separate agreements, each between a single Client and the Coinbase Entities, as if such Client had

Exhibit 10.5

executed a separate Original Agreement as modified hereby naming only itself as the Client, and no Client shall have any liability for the obligations of any other Client.
3.
Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in a portable document format (pdf) or by another electronic format shall be as effective as delivery of a manually executed original counterpart of this Amendment.
4.
Effectiveness. This Amendment shall be deemed effective as of the first date set forth above in the introductory paragraph.
5.
Ratification. Upon this Amendment becoming effective pursuant to Section 4 above, the Original Agreement shall be, and be deemed to be, modified and amended in accordance with this Amendment. Except as specifically amended hereby, all of the terms and conditions of the Original Agreement are in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. The Original Agreement as amended by this Amendment sets out all terms agreed between the Parties and supersedes all other agreements between the Parties relating to its subject matter.

Exhibit 10.5

COINBASE, INC. for itself and as agent for the Coinbase Entities

By:

Name: Client Agreements

Title: Authorized Signatory

Date:

CLIENT: BITWISE INVESTMENT ADVISERS, LLC, in its capacity as Sponsor of the Clients listed in Schedule A of the Original Agreement, as amended

By:

Name: Johanna Collins-Wood

Title: Signatory

Date:

Exhibit 10.5

Schedule A

Client Entities
Bitwise Bitcoin ETF
Bitwise Ethereum ETF
Bitwise 10 Crypto Index Fund
Bitwise Bitcoin and Ethereum ETF
Bitwise Solana Staking ETF
Bitwise Chainlink ETF
Bitwise Avalanche ETF
Bitwise XRP ETF
Bitwise Dogecoin ETF
Bitwise SUI ETF
Bitwise NEAR ETF

Exhibit 10.5

Schedule B

To the TFA

List of TFA Client Borrowers
Bitwise Bitcoin ETF – Effective August 22, 2025
Bitwise Ethereum ETF – Effective August 22, 2025
Bitwise 10 Crypto Index Fund – Effective August 22, 2025
Bitwise Bitcoin and Ethereum ETF
Bitwise Solana Staking ETF – Effective September 5, 2025
Bitwise Chainlink ETF – Effective October 30, 2025
Bitwise Avalanche ETF – Effective October 30, 2025
Bitwise XRP ETF – Effective October 30, 2025
Bitwise Dogecoin ETF - Effective November 5, 2025
Bitwise SUI ETF - Effective February 6, 2026
Bitwise NEAR ETF - Effective July 29, 2026

Exhibit 10.5

AMENDMENT TO THE COINBASE PRIME

BROKER AGREEMENT

This Amendment (this “Amendment”), dated as of , to the Coinbase Prime Broker Agreement, dated March 23, 2022, by and between Coinbase, Inc. (“Coinbase”), on behalf of itself and as agent for Coinbase, Coinbase Custody Trust Company, LLC (“Coinbase Custody”), and, as applicable, Coinbase Credit, Inc. (“Coinbase Credit,” and collectively with Coinbase and Coinbase Custody, the “Coinbase Entities”), and the party or parties identified as a client thereunder (as such Coinbase Prime Broker Agreement may have been amended from time to time, the “Original Agreement”), is entered into by the Coinbase Entities and each Client identified on Schedule I hereto. Each Coinbase Entity and each Client may be individually referred to as a “Party” and collectively, the “Parties”.

WHEREAS, the Parties desire to amend the Original Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual agreement as set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties hereby agree as follows:

1.
Defined Terms. Capitalized terms used in this Amendment and not defined herein shall have the meanings assigned to such terms in the Original Agreement.
2.
Amendments.
a)
Each Client listed on Schedule I attached hereto shall constitute a “Client” under the Original Agreement as modified hereby, and any party that was a “Client” under the Original Agreement but is not a party to this Amendment shall no longer be a “Client” under the Original Agreement as modified hereby.
b)
Each Client listed on Schedule I attached hereto shall be deemed to have entered into the Original Agreement as modified hereby on a several but not joint basis.
c)
The Original Agreement as modified hereby shall constitute a series of separate agreements, each between a single Client and the Coinbase Entities, as if such Client had executed a separate Original Agreement as modified hereby naming only itself as the Client, and no Client shall have any liability for the obligations of any other Client.
3.
Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in a portable document format (pdf) or by another electronic format shall be as effective as delivery of a manually executed original counterpart of this Amendment.
4.
Effectiveness. This Amendment shall be deemed effective as of the first date set forth above in the introductory paragraph.
5.
Ratification. Upon this Amendment becoming effective pursuant to Section 4 above, the Original Agreement shall be, and be deemed to be, modified and amended in accordance with this Amendment. Except as specifically amended hereby, all of the terms and conditions of the

Exhibit 10.5

Original Agreement are in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. The Original Agreement as amended by this Amendment sets out all terms agreed between the Parties and supersedes all other agreements between the Parties relating to its subject matter.

Exhibit 10.5

COINBASE, INC. for itself and as agent for the Coinbase Entities

By:

Name: Client Agreements

Title: Authorized Signatory

Date:

CLIENT: Bitwise Investment Advisors, LLC UAT

By:

Name: Johanna Collins-Wood

Title: Signatory

Date:

Exhibit 10.5

Schedule I

Client
Bitwise Investment Manager, LLC
BITWISE USD INCOME FUND, LLC
BITWISE 10 CRYPTO INDEX FUND (NON-OTC TRUST)
Bitwise Blue Chip NFT Index Fund
Bitwise Polygon (MATIC) Fund
BITWISE 10 EX BITCOIN CRYPTO INDEX FUND
Bitwise Aave (AAVE) Fund
Bitwise 10 Crypto Index Fund
Bitwise 10 Index Offshore Fund, Ltd.
Bitwise Compound (COMP) Fund
Digital Asset Index Fund, LLC
Bitwise Ethereum Fund, LLC
Bitwise Solana (SOL) Fund
Bitwise Uniswap (UNI) Fund
Ball Multicoin Bitwise Metaverse Index Fund
Bitwise Bitcoin Fund
Bitwise DeFi Crypto Index Fund
Bitwise Multi-Strategy Alpha Master Fund, Ltd
Bitwise Asset Management, Inc.
Bitwise Investment Advisers, LLC
Bitwise Investment Advisors, LLC UAT